SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  December 4, 2007 (November 29, 2007)

NEW JERSEY RESOURCES
CORPORATION
(Exact name of registrant as specified in its charter)

New Jersey (State or other jurisdiction of incorporation)	1-8359 (Commission File Number)	22-2376465 (IRS Employer Identification No.)

1415 Wyckoff Road Wall, New Jersey (Address of principal executive offices)	07719 (Zip Code)

(732) 938-1480
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))
[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02         Results of Operations and Financial Condition.

The information required by this item is included in Item 4.02 and incorporated herein by reference.

Item 4.02        Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

In connection with New Jersey Resources Corporation’s (the “Company”) preparation of its consolidated financial statements for the fiscal year ended September 30, 2007, the Company reassessed its accounting treatment and disclosures for its derivative instruments under Statement of Financial Accounting Standards 133 “Accounting for Derivative Instruments and Hedging Activities” (“SFAS 133”).

As a result of this accounting assessment, the Company determined that certain of its derivative instruments have not qualified as cash flow hedges under SFAS 133 as they did not meet the definition for “critical-terms-match,” as defined under paragraph 65 of SFAS 133 and related authoritative accounting literature issued by various standard setting bodies and their related interpretations for all fiscal periods.  Therefore, the Company's management, in consultation with the Audit Committee, has determined that it must amend and restate certain of its historical consolidated financial statements and make appropriate changes in the preparation of its consolidated financial statements for the year ended September 30, 2007.

The Chairman of the Company’s Audit Committee, as authorized by the full Audit Committee, has discussed the restatement with the Company’s independent registered public accounting firm for all affected periods.

In light of the restatement, the Company concluded on November 29, 2007, that investors should no longer rely on the Company’s previously filed financial statements and other financial information for each of the fiscal years ended September 30, 2006 and September 30, 2005 and the reports of its independent registered public accounting firm on such financial statements, and the quarterly reports for the periods ended June 30, 2007, March 31, 2007 and December 31, 2006, as well as selected financial data for each of the fiscal years 2002 through 2006 as being in compliance with Generally Accepted Accounting Principles (“GAAP”).

A copy of the press release, dated as of November 30, 2007, is attached as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 9.01     Financial Statements and Exhibits

(a)   Financial statements of businesses acquired:          Not applicable.

            (b)   Pro forma financial information:                                  Not applicable.

            (c)   Exhibits:
Exhibit Number	Description
99.1                                           News Release dated November 30, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW JERSEY RESOURCES CORPORATION
Date: December 4, 2007	/s/ Glenn C. Lockwood
Glenn C. Lockwood
Senior Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit Number	Description
99.1                                           News Release dated November 30, 2007.